Dividends	12 Months Ended
Dec. 31, 2025
Disclosure Of Dividends [Abstract]
Dividends	Dividends
Our Directors have announced a final dividend of 254.0 cents per share on 19 February 2026. This is expected to result in payments of
US$4,125 million. The dividend will be paid on 16 April 2026 to Rio Tinto plc and Rio Tinto Limited shareholders on the register at the close of business on 6 March 2026. Dividends per share announced for the year ended 31 December are as follows.

	2025 US cents	2024 US cents	2023 US cents
Ordinary dividends per share: announced with the results for the year	254.0	225.0	258.0
Total dividends per share paid in the year

	2025 US cents	2024 US cents	2023 US cents
Previous year final - paid during the year	225.0	258.0	225.0
Interim - paid during the year	148.0	177.0	177.0
Total paid during the year	373.0	435.0	402.0
The franking credits available to the Group as at 31 December 2025, after allowing for Australian tax payable in respect of the current and prior reporting period’s profit, are estimated to be US$10,297 million (2024: US$9,177 million; 2023: US$8,734 million).
The proposed Rio Tinto Limited dividend will be fully franked based on a tax rate of 30%, and reduce the franking account balance by
US$405 million.
Reconciliation of dividend declared to dividend paid

	2025 US$m	2024 US$m	2023 US$m
Rio Tinto plc previous year final dividend payable	2,885	3,185	2,875
Rio Tinto plc interim dividend payable	1,839	2,238	2,147
Rio Tinto Limited previous year final dividend payable	878	936	815
Rio Tinto Limited interim dividend payable	543	666	629
Dividends payable during the year	6,145	7,025	6,466
Net movement of unclaimed dividends in the year	–	–	4
Dividends paid during the year	6,145	7,025	6,470